EXHIBIT 10.1

RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

August 22, 2025

Truist Bank

740 Battery Ave SE
Atlanta, Georgia 30339
Attention: Madison Waterfield
Telecopy Number: (908) 334-3626

Re: Fidelity Private Credit Company LLC (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of June 16, 2025 (as amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto, Truist Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) and ING Capital LLC, as Valuation Agent; and (b) the Notice of Commitment Increase Request, dated as of August [18], 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of August 22, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three (3) Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (the “Response Letter”) to confirm that each of the Company and MUFG Bank, Ltd. (the “Assuming Lender”) agree that the Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Multicurrency Commitment of $100,000,000. Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is a Loan Document and an Incremental Assumption Agreement.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

Truist-Fidelity – Response (MUFG Joinder)

Very truly yours,

MUFG Bank, Ltd.,

as an Assuming Lender

By: /s/ Kenneth Lee ___________________

Name: Kenneth Lee

Title: Vice President

fidelity private credit company llc

By: /s/ Robert Gannon _

Name: Robert Gannon

Title: Vice President

ACKNOWLEDGED, ACCEPTED

CONSENTED AND AGREED:

TRUIST BANK,

as Administrative Agent, an Issuing Bank

and a Swingline Lender

By: /s/ Madison Waterfield______________

Name: Madison Waterfield

Title: Director

ING CAPITAL LLC

as a Swingline Lender and an Issuing Bank

By: /s/ Patrick Frisch____________________

Name: Patrick Frisch

Title: Managing Director

By: /s/ Ruben De Saegher_______________

Name: Ruben De Saegher

Title: Director

Truist-Fidelity – Response (MUFG Joinder)

SUMITOMO MITSUI BANKING CORPORATION,

as a Swingline Lender and an Issuing Bank

By: /s/ Brett Austin_______________

Name: Brett Austin

Title: Managing Director

Truist-Fidelity – Response (MUFG Joinder)